UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2017

BIONOVATE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-188152	33-1229553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D1141, Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 231-1606

MJP INTERNATIONAL LTD.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws
Item 8.01	Other Items

As previously announced on our Current Report on Form 8-K, filed on December 8, 2017, a majority of our stockholders and our board of directors approved a change of name of our company to “Bionovate Technologies Corp.” and a reverse stock split of our issued and outstanding shares of common stock on a fifty (50) old for one (1) new basis.

The name change and reverse stock split have been reviewed by the Financial Industry Regulatory Authority (“FINRA”) and have been approved for filing with an effective date of December 21, 2017.

A Certificate of Amendment was filed with the Nevada Secretary of State on December 11, 2017 with an effective date of December 21, 2017.

The name change and reverse split will become effective with the OTC Markets at the opening of trading on December 21, 2017 under the symbol “MJPID”. The "D" will be placed on our ticker symbol for 20 business days. Our new CUSIP number is 09074V103.

Item 9.01	Financial Statements and Exhibits

3.1	Certificate of Amendment

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONOVATE TECHNOLOGIES CORP.

/s/ Liao Zu Guo
Liao Zu Guo
Chief Executive Officer

Date: December 21, 2017

3